Exhibit 99.B(h)(2)

Amendment

dated February 12, 2010

to the

Third Amended and Restated Service Agreement

between

Rydex Variable Trust

and Rydex Fund Services, Inc.,

dated August 11, 1998,

As Amended

November 15, 2004, August 29, 2005

and August 28, 2006

Amendment

to the

THIRD AMENDED AND RESTATED

SERVICE AGREEMENT

dated August 11, 1998, as amended,

November 15, 2004, August 29, 2005

and August 28, 2006

between

RYDEX VARIABLE TRUST

and

RYDEX FUND SERVICES, INC.

The following Amendment is made to Section 4 of the Amended and Restated Service Agreement between Rydex Variable Trust (the “Trust”) and Rydex Fund Services, Inc. (the “Servicer”), as amended to date (the “Agreement”), and is hereby incorporated into and made a part of the Agreement:

Section 4 of the Agreement is amended, effective February 12, 2010, to read as follows:

As consideration for the services provided hereunder, the Trust will pay the Servicer a fee on the last day of each month in which this Agreement is in effect, at the following annual rates based on the average daily net assets (the “Assets”) of each of the Trust’s series for such month:

Government Long Bond 1.2x Strategy Fund

0.20% of Assets

U.S. Government Money Market Fund

0.20% of Assets

Nova Fund

0.25% of Assets

Inverse S&P 500 Strategy Fund

0.25% of Assets

NASDAQ-100® Fund

0.25% of Assets

Inverse NASDAQ-100® Strategy Fund

0.25% of Assets

Inverse Government Long Bond Strategy Fund

0.25% of Assets

Europe 1.25x Strategy Fund

0.25% of Assets

Japan 2x Strategy Fund

0.25% of Assets

Russell 2000® 1.5x Strategy Fund

0.25% of Assets

Mid-Cap 1.5x Strategy Fund

0.25% of Assets

S&P 500 Pure Value Fund

0.25% of Assets

S&P 500 Pure Growth Fund

0.25% of Assets

S&P MidCap 400 Pure Value Fund

0.25% of Assets

S&P MidCap 400 Pure Growth Fund

0.25% of Assets

Inverse Mid-Cap Strategy Fund

0.25% of Assets

S&P SmallCap 600 Pure Value Fund

0.25% of Assets

S&P SmallCap 600 Pure Growth Fund

0.25% of Assets

Inverse Russell 2000® Strategy Fund

0.25% of Assets

Strengthening Dollar 2x Strategy Fund

0.25% of Assets

Weakening Dollar 2x Strategy Fund

0.25% of Assets

Banking Fund

0.25% of Assets

Basic Materials Fund

0.25% of Assets

Biotechnology Fund

0.25% of Assets

Consumer Products Fund

0.25% of Assets

Electronics Fund

0.25% of Assets

Energy Fund

0.25% of Assets

Energy Service Fund

0.25% of Assets

Financial Services Fund

0.25% of Assets

Health Care Fund

0.25% of Assets

Internet Fund

0.25% of Assets

Leisure Fund

0.25% of Assets

Precious Metals Fund

0.25% of Assets

Real Estate Fund

0.25% of Assets

Retailing Fund

0.25% of Assets

Technology Fund

0.25% of Assets

Telecommunications Fund

0.25% of Assets

Transportation Fund

0.25% of Assets

Utilities Fund

0.25% of Assets

Commodities Strategy Fund

0.25% of Assets

All-Cap Opportunity Fund

0.25% of Assets

Multi-Cap Core Equity Fund

0.25% of Assets

CLS AdvisorOne Amerigo Fund

0.25% of Assets

CLS AdvisorOne Clermont Fund

0.25% of Assets

CLS AdvisorOne Berolina Fund

0.25% of Assets

Multi-Hedge Strategies Fund

0.25% of Assets

S&P 500 Fund

0.25% of Assets

Russell 2000® Fund

0.25% of Assets

Russell 2000® 2x Strategy Fund

0.25% of Assets

Inverse Russell 2000® 2x Strategy Fund

0.25% of Assets

Dow 2x Strategy Fund

0.25% of Assets

Inverse Dow 2x Strategy Fund

0.25% of Assets

NASDAQ-100® 2x Strategy Fund

0.25% of Assets

Inverse NASDAQ-100® 2x Strategy Fund

0.25% of Assets

S&P 500 2x Strategy Fund

0.25% of Assets

Inverse S&P 500 2x Strategy Fund

0.25% of Assets

All-Asset Moderate Strategy Fund

0.25% of Assets

All-Asset Conservative Strategy Fund

0.25% of Assets

All-Asset Aggressive Strategy Fund

0.25% of Assets

Managed Futures Strategy Fund

0.25% of Assets

High Yield Strategy Fund

0.25% of Assets

Inverse High Yield Strategy Fund

0.25% of Assets

International Opportunity Fund

0.25% of Assts

Alternative Strategies Allocation Fund

0.25%

Global Market Neutral Fund

0.25%

Long/Short Commodities Strategy Fund

0.25%

DWA Flexible Allocation Fund

0.25%

DWA Sector Rotation Fund

0.25%

Additions are noted in bold.

In witness whereof, the parties hereto have caused this Amendment to be executed in their names and on their behalf and through their duly-authorized officers as of the 12th day of February 2010.

RYDEX VARIABLE TRUST

By:	/s/ Richard Goldman
Name:	Richard M. Goldman
Title:	President

RYDEX FUND SERVICES, INC.

By:	/s/ Richard Goldman
Name:	Richard M. Goldman
Title:	President